                                                                   EXHIBIT 10.18



CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.




                         PRIMARY CARE DENTIST AGREEMENT
                       (hereinafter called "Agreement")

                            effective: April 1, 1997
                                    between

                PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC.
                      (hereinafter called "The Company")
                                      and

         Modern Dental Professionals, PC/Monarch Dental Associates, LP
               (Contracting Dentist, hereinafter called "You")

Since The Company has established a managed dental care coverage program (hereinafter referred to as the "DMO Coverage Plan") and wishes to enter into an agreement whereby You will provide dental care services under said DMO Coverage Plan; and,

Since You desire to enter into an agreement to provide said dental care services and become a Primary Care Dentist;

It is mutually agreed as follows:

                            ARTICLE I - DEFINITIONS

The meaning of the terms used in this Agreement shall be as defined this Article, except where the context makes it clear that such meaning is not intended.

A. "Alternate Dental Plan" means any other dental expense benefit coverage plan offered to Covered Persons by the employer or other group contractholder concurrently with the DMO Coverage Plan. This does not include any dental expense plan offered by a different employer/group contractholder or any dental expense plan underwritten or administered by and insurer, third party payer or claims services administrator other than The Prudential Insurance Company of America and its subsidiaries and affiliates.

B. "Basic Dental Services" means the dental services shown in the Dental Office Guide as covered services to be provided by the Primary Care Dentist.

C. "Contracting Dentist" ("You") means a person who is a Dentist or a person who is a legal representative of a group dental practice or corporation with the authority to bind such group dental practice or corporation to the terms of this Agreement.

D.      "Covered Person" means any person covered under a DMO Coverage Plan.

E. "Dental Maintenance Organization" means the prepaid group dental care program established by The Company under which Primary Care and Specialty Dentists agree to provide or arrange for covered dental services to Covered Persons pursuant to DMO Coverage Plans.

F. "Dental Office Guide" means a manual given to Primary Care Dentists which outlines administrative guidelines and procedures in connection with providing services to Covered Persons. This shall also include supplementary written communications including, but not limited to, letters, memoranda and bulletins which add to or modify the

Effective Date: April 1, 1997

        procedures and guidelines in the Dental Office Guide. "Dental Office Guide" may also be referred to as "Personal Dentist Guide."

G. "Dentist" means a person with an unrestricted license to practice dentistry in the jurisdiction where the services are provided.

H. "DMO Coverage Plan" means a plan of managed dental care benefits which is provided through the DMO and is described in individual or group contracts issued by The Company to one or more individuals or employers (or to other groups).

I. "Primary Care Dentist" means a Dentist who has entered into a Primary Care Dentist Agreement with The Company to:

        1.      Provide Basic Dental Services to Covered Persons;

        2. Maintain the appropriate continuity of Covered Persons' dental care; and,

        3. Initiate referral of covered Persons to Specialty Dentists where appropriate.

        "Primary Care Dentist" may also be referred to as "Personal Dentist."

J. "Quality Improvement Program" (QIP) means the process designed to objectively and systematically monitor and evaluate the quality and appropriateness of dental care, pursue opportunities to improve dental care and resolve identified differences.

K. "Regional Dental Director" means a Dentist who is employed by The Company to coordinate and supervise the delivery of dental care services for Covered Persons through Personal and Specialty Dentists. Where approval or authorization of the Regional Dental Director is required by this Agreement, the Regional Dental Director may designate another person for that purpose.

L. "Specialty Dentist" means a Dentist with a special practice who has entered into an agreement with The Company to provide Specialty Dental Services to Covered Persons. For purposes of this coverage, a Primary Care Dentist may also be considered a Specialty Dentist when approved by The Company to perform certain Specialty Services.

M. "Specialty Dental Services" means specialty dental care services which are covered under DMO Coverage Plans and are provided by Specialty Dentists.

                          ARTICLE II - OBLIGATIONS AND
                    RESPONSIBILITIES OF PRIMARY CARE DENTIST

You agree that your obligations and responsibilities as an independent contractor to The Company are as described below:

A. You agree to provide Basic Dental Services to those Covered Persons who have chosen You as their Primary Care Dentist. A roster of such Covered Persons shall be provided to You by The Company and updated monthly. You shall provide appropriate treatment and appointment availability for Covered Persons consistent with existing office policy for patients not covered by a DMO Coverage Plan. You further agree to accept such Covered Persons as patients and will not close your practice to such Covered Persons until You have accepted at least 500 Covered Persons as patients, unless such requirement has been explicitly waived in writing by the Regional Dental Director. You

        Effective Date: April 1, 1997

                further agree that You shall accept any current patient of record as a Covered Person at any time regardless of the total number of Covered Persons accepted as patients.

        B. You may provide appropriate dental services which are not covered under a DMO Coverage Plan. In such cases, You must inform the Covered Person that such services are not covered, that he/she is responsible for payment, and the amount due for such services. You may charge up to your usual fees for such services.

        C. You agree to submit to The Company encounter information on forms supplied by or acceptable to The Company. The forms shall show all Basic Dental Services provided to each Covered Person and the copayment amounts collected from Covered Persons. Encounter information shall be submitted at least monthly. The present method of submitting such information is acceptable.

        D. The Primary Care Dentist will not provide covered Specialty Services to Covered Persons without a written agreement with The Company to provide such services or express written approval from the Regional Dental Director. You agree that all referrals to Specialty Dentists or any other Dentist shall be made in accordance with guidelines established by The Company.

        E. You will provide or arrange for 24 hour per day, seven day per week emergency care coverage. Emergency care coverage is defined as those Basic Dental Services needed to relieve pain or to prevent worsening of a condition when that would be caused by delay. Emergency care will be provided within 24 hours of request.

        F. You agree not to subcontract or otherwise delegate any duties under this Agreement without the express written consent of The Company. This provision does not apply to:

                1. Any services legally performed by a fully licensed Dentist associate, dental hygienist or dental assistant employed by You. It is understood that all Dentist associates providing services to Covered Persons must be fully credentialed by The Company.

                2. Services performed by a covering Dentist. When You are absent from your office, You will arrange to have a covering Dentist available and, if necessary, You will pay the covering Dentist directly for Basic Dental Services delivered to Covered Persons. If You will be absent from the office for more than 14 days, The Company must be notified in advance and must approve the covering Dentist.

        G. If this Agreement is terminated, You agree to complete all treatment in progress and, upon request, forward copies of all Covered Persons' records, radiographs and study models at a nominal fee for copying to Covered Persons or The Company, to the Covered Persons' new Primary Care Dentists within 30 days after completion of treatment in progress. While such treatment is in progress, all terms of this Agreement, including reimbursement arrangements, will remain as prior to the termination of the Agreement.

        H. You agree to comply with all administrative requirements, guidelines and procedures described by The Company in the Dental Office Guide or any successor document, as well as any supplemental changes issued in writing by The Company.

        I. You agree to participate in the DMO Coverage Plan's Quality Improvement Program, peer review and complaint resolution programs as described in the Dental Office Guide. You further agree to abide by the terms, recommendations and decisions of these programs.

Effective Date: April 1, 1997

J. You shall maintain professional liability insurance appropriate to the professional activities assumed under this Agreement. The amount of such insurance shall be determined by The Company. You must provide The Company with evidence of such coverage prior to the effective date of this Agreement and agree to provide such evidence when and as often as may be reasonably requested by The Company.

K. You agree to comply with all applicable Federal, State and local laws and regulations, including, but not limited to, those regarding employment discrimination.

L. Nothing contained herein shall preclude You from rendering care to patients who are not Covered Persons, provided that such patients shall not receive treatment at preferential times or in any other manner preferential to Covered Persons or in conflict with the terms contained in this Agreement. You agree not to differentiate or discriminate in the treatment of Covered Persons as to the quality of services delivered because of race, sex, age, religion, place of residence or health status; and to observe, protect and promote the rights of Covered persons as patients.

    ARTICLE III - LEGAL RELATIONSHIP OF THE COMPANY TO PRIMARY CARE DENTISTS

The relationship between You and The Company is that of independent contractor. None of the provisions of this Agreement are intended to create, or to be construed as creating, any agency, partnership, joint venture and/or employee-employer relationships.

As an independent contractor, Primary Care Dentist shall have sole responsibility for the payment of all self-employment and applicable Federal and State taxes.

                        ARTICLE IV - GENERAL PROVISIONS

The following additional conditions and provisions apply:

A. Nothing contained in this Agreement shall be construed to require You to recommend or perform any procedure or course of treatment which You deem to be professionally unacceptable.

B. If You are an individual Dentist, You represent and warrant that You are licensed to practice dentistry in the jurisdiction where services are provided; that your license to practice dentistry has not been revoked, suspended or placed on probation during the past five years; that You shall maintain an unrestricted license to practice dentistry and be eligible for a Federal Drug Enforcement Agency permit throughout the term of this Agreement, and that You will notify The Company if your license has been revoked, suspended, placed on probation, or surrendered. If You are a legal representative of a group dental practice or corporation, You represent and warrant for each Dentist in said group dental practice or corporation who provides Basic Dental Services to Covered Persons that he/she meets the above requirements. You further agree to provide evidence of such licensure, your DEA permit and your Texas Safety Certificate, as well as any other documentation that may be required by any Federal, State or local law, prior to the effective date of this Agreement and thereafter when and as often as may be reasonably requested by The Company. You agree to notify Prudential immediately of any revocation, suspension, restriction, reprimand or probationary action taken by any agency or court of competent jurisdiction.

Effective Date: April 1, 1997


C. This Agreement, together with any attachments, supplements, addenda, amendments or modifications, comprise the complete Primary Care Dentist Agreement. Neither of the parties has made representations or warranties other than those set forth in this Agreement and such attachments, supplements, addenda, amendments or notifications, if any.

D. The Company and its representatives shall have the right to conduct reviews of your dental office operations and dental records of Covered Persons. All such reviews will be made during normal working hours or at such other time that is mutually agreed upon.

E. The Company shall indemnify and hold You harmless from any and all claims, lawsuits, settlements, and liabilities incurred as a result of actions taken or not taken by The Company in the administration of the DMO Coverage Plans.

F. You shall indemnify and hold The Company harmless from any and all claims, lawsuits, settlements, and liabilities incurred as a result of professional services provided or not provided by You with respect to any Covered Person.

G. In the event that any portion of this Agreement is found to be void or illegal, the validity or enforceability of any other portion shall not be affected.

H. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as, nor be construed as, a waiver of any subsequent breach thereof.

I. All rights and remedies under this Agreement are cumulative and not alternative. This Agreement shall be construed and governed by the laws of the State of Texas.

J. The headings of the various Articles of This Agreement are merely for convenience and do not, expressly or by implication, limit, define or extend the terms of the Articles to which they apply.

K. This Agreement may be executed in any number of counterparts which, when read together, shall comprise one instrument.



                 ARTICLE V - PRIMARY CARE DENTIST REIMBURSEMENT

Your reimbursement shall be subject to the following conditions:

A. Your reimbursement shall be determined as shown in Attachment A to this Agreement.

B. In no event, including but not limited to non-payment by The Company, The Company's insolvency, or a breach of this Agreement, will a Covered Person be liable for any sums owed by The Company. Further, neither You nor any dental affiliate providing services pursuant to this Agreement will bill, charge, collect a deposit or other sum, or seek compensation, remuneration or reimbursement from, or maintain any action or have any other recourse against, or make any surcharge upon, a Covered Person or other person acting on the Covered Person's behalf. If the Company receives notice of any surcharge upon a Covered Person, it is empowered to take appropriate action. This item B does not prohibit the collection of copayments described in item V.D. below.

        The obligations set forth in this item B. shall survive the termination of this Agreement regardless of the cause of such termination and shall be construed for the benefit of Covered Persons. This item B. shall supersede any oral or written agreement to the

Effective Date: April 1, 1997

        contrary now existing or hereafter entered into between You and Covered Persons or any persons acting on their behalf.

        Any modifications, addition, or deletion to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after the Commissioner of Insurance has received written notice of such proposed changes.

C. You may also be paid additional performance payments based on other data, including, but not limited to, Covered Persons' satisfaction, results of annual reviews conducted by The Company or its representatives, Quality Improvement Program results, and compliance with administrative practices and guidelines established by The Company.

D. You shall not demand or receive any form of reimbursement for covered services from Covered Persons, except for copayment amounts as shown in the Dental Office Guide and/or an Attachment to this Agreement.

E. You agree that, if a Covered Person who is eligible for benefits under a DMO Coverage Plan is also eligible for benefits under an Alternate Dental Plan, either currently or in the future, You shall be reimbursed under the DMO Coverage Plan of benefits in accordance with the terms of this Agreement. You further agree that no benefits shall be payable under the Alternate Dental Plan for any services you render to said Covered Person, unless The Company has given express written consent to waive this requirement for that Covered Person.

F. You agree that should You choose not to provide certain Basic Dental Services to Covered Persons, The Company may, at its option, adjust your monthly compensation accordingly. You further agree that, if You are deemed responsible for the cost of any services due to unauthorized referral to another Dentist and if The Company has paid for such services, The Company may, at its option, recoup such cost by adjustment(s) to your monthly compensation.


                       ARTICLE VI - TERM AND TERMINATION

A. Subject to the conditions set forth in this Article, the term of this Agreement shall commence on the effective date shown on the first page of this Agreement and shall continue for a period of 24 months unless terminated in accordance with the following sections of this Article. This Agreement will automatically renew for additional 12 month periods beginning April 1, 1999 unless either party gives written notice of termination as stated in item C of this Article.

B. Any breach of the provisions of this Agreement by either party may constitute grounds for immediate termination of the Agreement. Notice of termination by either party shall be mailed to the last known address of the other party via prepaid, certified mail, return receipt requested.

C. This Agreement may be unilaterally terminated at the end of any month, by either party, by giving 9 months written notice mailed to the last known address of the other party, prepaid, certified mail, return receipt requested. The earliest this provision C may be exercised is 9 months prior to April 1, 1999.

D. Regardless of any other provisions of this Article, this Agreement may be immediately terminated by The Company if it determines that such immediate termination is in the best medical/dental interests of a Covered Person(s). Notice of such termination shall be mailed

Effective Date: April 1, 1997

        to the last known address of the Contracting Dentist via prepaid, certified mail, return receipt requested.

                    ARTICLE VII - CHANGES IN THIS AGREEMENT

This Agreement, may be modified by The Company by giving thirty (30) days written notice to the Contracting Dentist. Such modification will take effect at the end of said 30-day period unless, within that period, You send to The Company written request for termination of this Agreement.

                             ARTICLE VIII - NOTICES

Any notices required to be given pursuant to the terms and provisions of this Agreement shall be in writing and shall be sent to:

Contracting Dentist at:    4201 Spring Valley, Suite 320
                           Dallas, TX 75244

Prudential Dental Maintenance Organization, Inc. at:    One Prudential Circle
                                                        Sugar Land, TX 77478

                           ARTICLE IX - MISCELLANEOUS

A. This Agreement replaces and supersedes all prior written and oral Agreements including but not limited to the Personal Dentist Agreements dated August 1, 1994.

B. Modern Dental Associates, PC/Monarch Dental Associates, LP agrees to give Prudential (4) months written notice of intent before closing any office location to new enrollees. Closing would be effective at the end of the month.

C. Modern Dental Associates, PC/Monarch Dental Associates, LP agrees not to disclose any proprietary information to any other party without the expressed written permission of Prudential.

Either party may, at any time, designate any other address in place of those given above by written notice to the other party.

Effective Date: April 1, 1997


IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                      CONTRACTING DENTIST:

                                      Name: /s/ WARREN F. MELAMED DDS
                                            -------------------------

Date:  3-19-97                        By:  /s/ WARREN F. MELAMED DDS
      ---------                           ---------------------------

                                      Group Dental Practice or Corporation Name

                                         Monarch Dental Associates
                                      -------------------------------

                                      TIN#:  75-2632188
                                            -------------------------
Witness: /s/ RUSS VENO
         -----------------

                                 PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION,
INC.

Date:                            By:
      ---------                      ----------------------------------

Witness:
         --------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.




Effective Date: April 1, 1997


                         PRIMARY CARE DENTIST AGREEMENT

                                  ATTACHMENT A

The Company will reimburse the Primary Care Dentist for Basic Dental Services provided to Covered Persons in accordance with the provisions below:


A. The Primary Care Dentist will be paid monthly on a capitation basis not to exceed the Utilization Maximum. The Utilization Maximum will be based upon the number of Covered Persons and the group contractholder utilization pattern for each Covered Person's DMO Coverage Plan. The group contractholder utilization pattern is determined by The Company pursuant to its utilization review analysis.

B. Supplemental monthly payments on a capitation basis may be made by The Company to the Primary Care Dentist if, based on analysis of encounter information, The Company determines that the payment in item A., above, is inadequate with regard to the services provided by the Primary Care Dentist pursuant to this Agreement. The Company will determine whether supplemental monthly payments will be made and the appropriate amount of such payments.


C. Monthly compensation payment factor is *** for the period April 1, 1997 thru March 31, 1998. Monthly compensation payment factor will be *** for the period April 1, 1998 thru March 31, 1999.



        (Payment includes an allowance *** for Periodontal Scaling and Root Planing. Therefore, no additional compensation will be paid by The Company for Periodontal Scaling and Root Planing procedures.)



D. Supplemental compensation of *** per encounter will be paid quarterly. This compensation will be calculated based on the number of encounters received by the DMO during a specified quarter, limited to one encounter per patient, per visit.



E. A minimum income guarantee for the following services, subject to plan provisions:


                       Partial Denture             ***
                       Complete Denture            ***
                       Individual Crowns           ***
                       Bridges, Per Unit           ***

        Therefore, if the patient's applicable co-payment for an eligible crown, bridge unit, partial or complete denture is less than the amount listed above, the DMO will supplement your income for the difference on a per claim basis. These payments will be included in the calculation of your earnings per hour.

        If the patient is covered under Plan Code U10, the total supplemental guarantee will be considered, less *** for office visit copayments collected from two visits. To remain consistent, we will use two visits as the standard for all supplemental payments.

Effective Date: April 1, 1997

                        PRIMARY CARE DENTIST AGREEMENT

                                 ATTACHMENT B

The Company agrees to compensate the Primary Care Dentist, in addition to any compensation described in Attachment A of the Primary Care Dentist Agreement, to perform certain specified Specialty Dental Services -- ORAL SURGERY AND PERIODONTICS as described in this Attachment B.

1. The Primary Care Dentist agrees that all Specialty Dental Services shall be performed in accordance with guidelines established by The Company.

2. Primary Care Dentist will annually submit a fee schedule acceptable to The Company (on a form as supplied or acceptable to The Company) listing your current fees, as described for those Specialty Dental Services requiring a copayment.

3. This Attachment may be terminated, without cause, by the Primary Care Dentist or The Company by giving sixty (60) days advance written notice. Any breach of the provisions of this Attachment or of the Primary Care Dentist Agreement will constitute grounds for immediate termination of this Attachment by The Company.

4. Primary Care Dentist agrees to submit to The Company encounter information on forms supplied by or acceptable to The Company. The forms shall show all Specialty Dental Services provided to each Covered Person and the copayment amounts collected from Covered Persons. Encounter information shall be submitted at least monthly.

5. If Primary Care Dentist determines that a service is not eligible for benefits based on DMO guidelines, the patient should be advised before proceeding. If Primary Care Dentist and the patient agree to proceed with an ineligible service, the patient will be responsible for your fee.

6. If a Specialty Dental Service has a copayment, the Primary Care Dentist is entitled to collect the copayment from the Covered Person. The copayment is calculated by applying the Covered Person's copayment percent to the Primary Care Dentist's usual fee for that Specialty Dental Service. The Primary Care Dentist will collect the copayment amount directly from the Covered Person. The copayment amounts are in addition to reimbursements received by the Primary Care Dentist from The Company. Office visit copayments may also apply to some plans regardless of the amount of copayment applicable to specific procedures. The amount, if any, of office visit copayments are as shown in the Dental Office Guide.

7. If You determine that a specialty service must be referred to a DMO specialist for completion, compensation to the specialist shall be handled by your office. Since you have received compensation for the service, you will be responsible for the compensation paid to the referring specialist.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.



Effective Date: April 1, 1997

                         PRIMARY CARE DENTIST AGREEMENT

                             ATTACHMENT B CONTINUED


8. You will be paid *** of the base and retroactive compensation paid to You for Basic Dental Services. The compensation would be applicable for ORAL SURGERY AND PERIODONTICS Specialty Services. The amount will be calculated on a monthly basis depending on your base and retroactive compensation for the applicable month.


IN WITNESS WHEREOF, the parties hereto have executed this Attachment. The Contracting Dentist will return the signed Attachment to the Regional Dental Director.

                                       CONTRACTING DENTIST:

                                       Name:  Warren F. Melamed DDS

Date 3-19-97                           By:    /s/ WARREN F. MELAMED DDS
                                           --------------------------------

                                       Group Dental Practice or Corporation Name

                                       Monarch Dental Associates

Witness: /s/ Russ Veno

                                PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC.

Date:                           By:
     -------------                  --------------------------------------------

Witness
        ----------------------

Effective Date: April 1, 1997

                         PRIMARY CARE DENTIST AGREEMENT

                                  ATTACHMENT C

The Company agrees to compensate the Primary Care Dentist, in addition to any compensation described in Attachment A of the Primary Care Dentist Agreement, to perform certain specified Specialty Dental Services - ENDODONTICS as described in this Attachment C.

1. Primary Care Dentist agrees that all Specialty Dental Services shall be performed in accordance with guidelines established by The Company.

2. This Attachment may be terminated, without cause, by the Primary Care Dentist or The Company by giving sixty (60) days advance written notice. Any breach of the provisions of this Attachment or of the Primary Care Dentist Agreement will constitute grounds for immediate termination of this Attachment by The Company.

3. Upon completion of Specialty Dental Service(s), a form (as supplied or acceptable to The Company) listing the Specialty Dental Service(s) provided to Covered Person and the copayment amount(s) collected from Covered Persons for such Services, if any, is to be submitted to The Company. Primary Care Dentist shall, upon request, furnish such additional information as may reasonably be required by The Company, including, but not limited to, charts, radiographs and study models.

4. If Primary Care Dentist determines that a service is not eligible for benefits based on DMO guidelines, the patient should be advised before proceeding. If Primary Care Dentist and the patient agree to proceed with an ineligible service, the patient will be responsible for your fee.

5. The Company will reimburse Primary Care Dentist for Specialty Dental Services provided to Covered Persons in accordance with the provisions below.

                A. If a Specialty Dental Service does not have a copayment, The Company will reimburse Primary Care Dentist the Scheduled Benefit Amount for that Specialty Dental Service shown below. The Primary Care Dentist agrees to accept the Scheduled Benefit Amount as the maximum payment for that Specialty Dental Service.

                B. If a Specialty Dental Service has a copayment the Primary Care Dentist is entitled to collect the copayment from the Covered Person as specified in the Dental Office Guide. The copayment amounts for the listed dental procedures shall be determined as either a fixed dollar amount per specified procedure or as a percentage of the Scheduled Benefit Amount shown below. The Company will reimburse the Primary Care Dentist the difference between the Scheduled Benefit Amount and the copayment. The Company will inform the Primary Care Dentist of the applicable copayment amount for a particular Covered Person.

                C. Office visit copayments may also apply to some plans regardless of the amount of copayment applicable to specific procedures. The amount, if any, of office visit copayments are as shown in the Dental Office Guide.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.




Effective Date: April 1, 1997

                         PRIMARY CARE DENTIST AGREEMENT

                             ATTACHMENT C CONTINUED

                       LIST OF SPECIALTY DENTAL SERVICES

ENDODONTICS

SERVICE DESCRIPTION                                   SCHEDULED BENEFIT AMOUNT
-------------------                                   ------------------------

Molar Root Canal Therapy and Retreatment, started                  ***
on or after 4/1/97
Other Endodontic Procedures Authorized by Company                  *



*Scheduled Benefit Amount to be determined by Company on an individual basis.


IN WITNESS WHEREOF, the parties hereto have executed this Primary Care Dentist. The Contracting Dentist will return the signed Primary Care Dentist to the Regional Dental Director.

                            CONTRACTING DENTIST:

                            Name: Warren F. Melamed DDS
                                  -------------------------
Date 3-19-97                By: /s/ WARREN F. MELAMED DDS
                               ----------------------------
                            Group Dental Practice or Corporation Name

                            Monarch Dental Associates
                            ---------------------------
Witness: /s/ Russ Veno
        ---------------

                            PRUDENTIAL DENTAL MAINTENANCE ORGANIZATION, INC.

Date:                       By:
     ------------------         -------------------------

Witness
       ----------------

Effective Date: April 1, 1997

                         PRIMARY CARE DENTAL AGREEMENT

                                  ATTACHMENT D

The following offices will provide dental services under this contract.

Monarch Dental Associates -                     Monarch Dental Associates -
  North Dallas                                    Lewisville
6757 Arapaho Road, Suite 777                    1288 West Main #123
Dallas, TX 75248                                Lewisville, TX 75067

Monarch Dental Associates -                     Monarch Dental Associates -
  Garland                                         Hulen
3325 E. Beltline Road                           6261 Granbury Road
Garland, TX 75044                               Ft. Worth, TX 76132

Monarch Dental Associates -                     Monarch Dental Associates -
  Mesquite                                        Denton
3501 Towne Crossing Boulevard,                  2201 I-35 E. South
Suite 180                                       Denton, TX 76205
Mesquite, TX 75150

Monarch Dental Associates -                     Monarch Dental Associates -
  Plano                                           N. Richland Hills
3303 N. Central Expressway, Suite 250           6455 Hilltop Drive
Plano, TX 75023                                 North Richland Hills, TX 76180

Monarch Dental Associates -                     Monarch Dental Associates -
  Irving                                          Lake Highlands
3401 W. Airport Freeway, Suite 206              10505 Church Road
Irving, TX 75062                                Dallas, TX 75238

Monarch Dental Associates - Redbird
3235 W. Camp Wisdom Road
Dallas, TX 75237

Monarch Dental Associates - Ridgmar
6909 Green Oaks Road
Ft. Worth, TX 76116

Monarch Dental Associates - Carrollton
2540 Old Denton Road, Suite 188
Carrollton, TX 75006

Monarch Dental Associates - Downtown
723 North Olive Street
Dallas, TX 75201

Monarch Dental Associates - Bedford
1717 Airport Freeway
Bedford, TX 76021

Monarch Dental Associates - West Plano
5068 West Plano Parkway, Suite 122
Plano, TX 75093

Effective Date: April 1, 1997

                         PRIMARY CARE DENTIST AGREEMENT

                                  ATTACHMENT E

The Company agrees to compensate the Primary Care Dentist, in addition to any compensation described in Attachment A of the Primary Care Dentist Agreement, to perform certain specified Specialty Dental Services - ORTHODONTICS as described in this Attachment D.

1. The Primary Care Dentist agrees that all Specialty Dental Services shall be performed in accordance with guidelines established by The Company.

2. This Attachment may be terminated, without cause, by the Primary Care Dentist or The Company by giving sixty (60) days advance written notice. Any breach of the provisions of this Attachment or of the Primary Care Dentist Agreement will constitute grounds for immediate termination of this Attachment by The Company.

3. If you determine that a service is not eligible for benefits based on DMO guidelines, the patient should be advised before proceeding. If you and the patient agree to proceed with an ineligible service, the patient will be responsible for your fee.

4. The Company will reimburse the Primary Care Dentist for Specialty Dental Services provided to Covered Persons in accordance with the provisions below.

        A. If a Specialty Dental Service does not have a copayment, The Company will reimburse the Primary Care Dentist in accordance with the Scheduled Benefit Amount for that service shown below. The Primary Care Dentist agrees to accept the Scheduled Benefit Amount as the maximum payment for that Specialty Dental Service.

        B.      If a Specialty Dental Service has a copayment, the Primary
                Care Dentist is entitled to collect the copayment from the Covered Person as specified in the Specialty Dental Office Guide. The copayment amounts for the listed dental procedures shall be determined as either a fixed dollar amount per specified procedure or as a percentage of the Scheduled Benefit Amount shown below. The Company will reimburse the Primary Care Dentist the difference between the Scheduled Benefit Amount and the copayment. The Company will inform the Primary Care Dentist of the applicable copayment amount for a particular Covered Person.

        C. The Company's portion of the Scheduled Benefit Amount shall be considered to be incurred by The Company in equal installments over the duration of treatment. Company will pay two quarterly installments to Primary Care Dentist upon installation of the initial orthodontic appliance and will pay the remaining installments quarterly thereafter providing treatment continues and the patient remains covered in the Coverage Plan.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.





Effective Date: April 1, 1997

                         PRIMARY CARE DENTIST AGREEMENT

                            ATTACHMENT E (CONTINUED)

                   LIST OF COVERED SPECIALTY DENTAL SERVICES

ORTHODONTICS


                                                                SCHEDULED
DESCRIPTION                                                   BENEFIT AMOUNT
-----------                                                   --------------
Interceptive Orthodontic Treatment of the                         $ ***
   Primary Dentition*

Interceptive Orthodontic Treatment of the                         $ ***
   Transitional Dentition*

Comprehensive Orthodontic Treatment of the                        $ ***
   Adolescent Dentition*



[The Comprehensive Orthodontic Treatment case can vary from 18 to 30 months. Cases that are less than 18 months or more than 30 months will be prorated.]

* Scheduled Benefit Amount includes orthodontic evaluation, treatment plan, consultation, exam, pre and post treatment records (x-rays, tracings, photos, models, etc.) and retention.

** The Interceptive Treatment Scheduled Benefit Amount is considered to be included in the Scheduled Benefit Amount for Comprehensive Treatment unless a minimum of twelve months has elapsed between the date treatment ends for interceptive and the date treatment starts for Comprehensive.

IN WITNESS WHEREOF, the parties hereto have executed this Attachment. The Contracting Dentist will return the signed Attachment to the Regional Dental Director.


                                        CONTRACTING DENTIST:


                                        Name: /s/ WARREN F. MELAMED MS.
                                              ---------------------------------

Date:                                   By: /s/ WARREN F. MELAMED MS.
     --------------------------             -----------------------------------

                                        Group Dental Practice or Corporation
                                           Name

                                        MONARCH DENTAL ASSOCIATES
Witness:                                ---------------------------------------
        -----------------------

                                        PRUDENTIAL DENTAL MAINTENANCE
                                           ORGANIZATION, INC.

Date:                                   By:
     --------------------------            ------------------------------------

Witness:
        -----------------------